UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

April 19, 2005

HALOZYME THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49616	88-0488686

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11588 Sorrento Valley Road, Suite 17, San Diego, California		92121

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 794-8889

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 8.01 Other Events.

On April 19, 2005, Halozyme Therapeutics, Inc. (the “Company”) announced receipt of 510(k) clearance from the U.S. Food and Drug Administration (FDA) for Cumulase™ for the treatment of oocytes to facilitate certain in vitro fertilization (IVF) procedures. The press release announcing the Company’s 510(k) clearance is filed as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 19, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halozyme Therapeutics, Inc.
April 19, 2005	By:	/s/ Jonathan E. Lim, MD
Jonathan E. Lim, MD
President and CEO